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                                                                      Exhibit 21

                             BERKSHIRE HATHAWAY INC.
                         Subsidiaries of Registrant (1)
                                December 31, 2003

                                                                  Domicile or
                                                                    State of
Company Name                                                     Incorporation
------------                                                     -------------
Acme Brick Company                                               Delaware
Acme Building Brands, Inc.                                       Delaware
Albecca Inc.                                                     Georgia
The Ben Bridge Corporation                                       Washington
Ben Bridge Jeweler, Inc.                                         Washington
Benjamin Moore & Co.                                             New Jersey
Benjamin Moore & Co., Limited                                    Canada
Berkadia LLC                                                     Delaware
Berkshire Hathaway Credit Corporation                            Nebraska
Berkshire Hathaway Finance Corporation                           Delaware
Berkshire Hathaway International Insurance Ltd.                  United Kingdom
Berkshire Hathaway Life Insurance Company of Nebraska            Nebraska
BHG Life Insurance Company                                       Nebraska
BHSF, Inc.                                                       Delaware
BH Finance LLC                                                   Nebraska
BH Shoe Holdings, Inc.                                           Delaware
Blue Chip Stamps                                                 California
Borsheim Jewelry Company, Inc.                                   Nebraska
Campbell Hausfeld/Scott Fetzer Company                           Delaware
Central States Indemnity Co. of Omaha                            Nebraska
Central States of Omaha Companies, Inc.                          Nebraska
Clayton Homes, Inc.                                              Delaware
CMH Homes, Inc.                                                  Tennessee
CMH Manufacturing, Inc.                                          Tennessee
CMH Parks, Inc.                                                  Tennessee
Cologne Reinsurance Company Ltd.                                 Ireland
Columbia Insurance Company                                       Nebraska
Continental Divide Insurance Company                             Colorado
Cornhusker Casualty Company                                      Nebraska
CORT Business Services Corporation                               Delaware
CTB International Corp.                                          Indiana
Cypress Insurance Company                                        California
Dexter Shoe Company                                              Maine
Europa Ruckversicherung AG                                       Germany
Fairfield Insurance Company                                      Connecticut
Faraday Reinsurance Company Ltd.                                 United Kingdom
Faraday Underwriting Limited                                     United Kingdom
The Fechheimer Brothers Company                                  Delaware
FlightSafety International Inc.                                  New York
FlightSafety Services Corporation                                Delaware
Fruit of the Loom, Inc.                                          Delaware
Garan, Incorporated                                              Virginia
GEICO Casualty Company                                           Maryland
GEICO Corporation                                                Delaware
GEICO General Insurance Company                                  Maryland
GEICO Indemnity Company                                          Maryland
GRD Corporation                                                  Delaware
Gen Re Holdings, Inc.                                            Delaware
Gen Re Intermediaries Corporation                                New York
Gen Re Securities Holdings LLC                                   Delaware

                                                                      Exhibit 21

                             BERKSHIRE HATHAWAY INC.
                         Subsidiaries of Registrant (1)
                                December 31, 2003

                                                                   Domicile or
                                                                     State of
Company Name                                                      Incorporation
------------                                                      -------------
General & Cologne Life Re of America                              Connecticut
General Re-CKAG Reinsurance and Investment S.a r.l.               Luxembourg
General Re Corporation                                            Delaware
General Re Financial Products Corp.                               Delaware
General Re Financial Products (Japan) Inc.                        Delaware
General Re Securities Ltd.                                        United Kingdom
General Re Services Corporation                                   Delaware
General Reinsurance Corporation                                   Delaware
General Star Indemnity Company                                    Connecticut
General Star National Insurance Company                           Ohio
GeneralCologne Life Re Australia Ltd.                             Australia
GeneralCologne Re Africa Ltd.                                     South Africa
GeneralCologne Re Ruckversicherungs-AG, Wien                      Austria
GeneralCologne Re UK Limited                                      United Kingdom
Genesis Indemnity Insurance Company                               North Dakota
Genesis Insurance Company                                         Connecticut
Government Employees Insurance Company                            Maryland
Helzberg's Diamond Shops, Inc.                                    Missouri
H. H. Brown Shoe Company, Inc.                                    Delaware
Homemakers Plaza, Inc.                                            Iowa
International Dairy Queen, Inc.                                   Delaware
Johns Manville                                                    Delaware
Johns Manville Corporation                                        Delaware
Johns Manville Slovakia A.S.                                      Slovakia
Jordan's Furniture, Inc.                                          Massachusetts
Justin Brands, Inc.                                               Delaware
Justin Industries, Inc.                                           Texas
Kansas Bankers Surety Company                                     Kansas
Kolnische Ruckversicherungs-Gesellschaft AG                       Germany
Larson-Juhl US LLC                                                Georgia
Lowell Shoe, Inc.                                                 New Hampshire
McLane Company, Inc.                                              Texas
McLane Foodservice, Inc.                                          Texas
MiTek, Inc.                                                       Delaware
Mount Vernon Fire Insurance Company                               Pennsylvania
National Fire & Marine Insurance Company                          Nebraska
National Indemnity Company                                        Nebraska
National Indemnity Company of the South                           Florida
National Indemnity Company of Mid-America                         Iowa
National Liability and Fire Insurance Company                     Connecticut
National Re Corporation                                           Delaware
National Reinsurance Corporation                                  Delaware
Nebraska Furniture Mart, Inc.                                     Nebraska
NetJets Inc.                                                      Delaware
Oak River Insurance Company                                       Nebraska
OBH Inc.                                                          Delaware
OCSAP,  Ltd.                                                      Maine
The Pampered Chef, Ltd.                                           Illinois
Precision Steel Warehouse, Inc.                                   Illinois
R.C. Willey Home Furnishings                                      Utah

                                                                      Exhibit 21

                             BERKSHIRE HATHAWAY INC.
                         Subsidiaries of Registrant (1)
                                December 31, 2003

                                                                   Domicile or
                                                                     State of
Company Name                                                      Incorporation
------------                                                      -------------
Redwood Fire and Casualty Insurance Company                       Nebraska
Schuller Gmb H                                                    Germany
The Scott Fetzer Company                                          Delaware
Scott Fetzer Financial Group, Inc.                                Delaware
See's Candies, Inc.                                               California
See's Candy Shops, Inc.                                           California
Shaw Contract Flooring Services, Inc.                             Georgia
Shaw Industries Group, Inc.                                       Georgia
Star Furniture Company                                            Texas
Union Underwear Company, Inc.                                     Delaware
United States Liability Insurance Company                         Pennsylvania
U.S. Investment Corporation                                       Pennsylvania
U.S. Underwriters Insurance Company                               North Dakota
Vanderbilt Mortgage & Finance, Inc.                               Tennessee
Wesco Financial Corporation                                       Delaware
Wesco-Financial Insurance Company                                 Nebraska
Wesco Holdings Midwest, Inc.                                      Nebraska
World Book/Scott Fetzer Company, Inc.                             Nebraska
XTRA Corporation                                                  Delaware


    (1) Each of the named subsidiaries is not necessarily a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X, and Berkshire has several additional subsidiaries not named above. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" at the end of 2003.